                                                                   EXHIBIT 10.14

Confidential Treatment has been requested for the redacted portions of this Exhibit


               FOOT LOCKER RETAIL INC. CONVERSE ALLIANCE AGREEMENT

This agreement is between Foot Locker Retail Inc., including its Foot Locker and Champs retail stores only, unless mutually agreed upon by the parties, and Converse Inc.

Products:                Converse shall provide Foot Locker Retail Inc. with
                         exclusivity on Converse Performance Basketball footwear among mall-based, athletic specialty retail stores in the United States. This exclusivity shall include
                         Heritage Performance Basketball products, i.e., the Pro-Leather and Weapon.

                         Converse shall create a new line of "All Star" branded Performance Basketball footwear, which shall be sold exclusively by Foot Locker Retail Inc. in its retail stores, unless otherwise agreed upon by mutual consent. These products shall include pinnacle products. Converse shall introduce its new technologies and performance enhancements through the "All Star" line of Basketball footwear.

                         Converse shall provide Foot Locker Retail Inc. with the exclusive right to sell in its retail stores in the United States its basic and performance athletic apparel. This apparel shall be developed, styled and priced with the participation and approval of both companies including trademark licensing and payment terms.

[REDACTED]               As set forth in Exhibit A.

Apparel/                 As set forth in Exhibit A.
Accessories Fees:

Marketing:               Foot Locker Retail Inc. shall purchase an assortment of
                         products sufficient to make Converse a significant presence in its stores. Foot Locker Retail Inc. shall work with Converse to take advantage of in-store visual, promotional and other marketing opportunities.

Term: This agreement shall extend through December 31, 2005 unless either party terminates this agreement upon 30 days written notice.

Sales Volume:            Foot Locker Retail Inc. shall increase its annual
                         [REDACTED] purchases of footwear products from Converse in the United States for each successive calendar year as set forth in Exhibit A.

                         Foot Locker Retail Inc. shall increase its audited [REDACTED] sales of apparel products from Converse in the United States for each successive calendar year, this agreement is in effect in line with Exhibit A.

Terms: The terms and conditions of Foot Locker's Purchase Order are incorporated herein by reference.

Both sides shall act in good faith and exercise its best efforts in fulfilling the terms and objectives of this agreement. Agreed on this 26 day of April, 2002,

For Converse Inc. /s/ Marsden Cason     For Foot Locker Retail Inc. /s/ Tim Finn


For Converse Inc. /s/ Jack Boys         For Foot Locker Retail Inc. ____________

\                                    EXHIBIT A

[REDACTED]

                                  SALES VOLUME
---------------------------------------------------------------------------
                                   Footwear**                    Apparel***
                                   ----------                    ----------
         2003                      [REDACTED]                    [REDACTED]
         2004                      [REDACTED]                    [REDACTED]
         2005                      [REDACTED]                    [REDACTED]

*Commences June 1, 2002

**The minimum annual [REDACTED] purchases in 2002 shall be [REDACTED] for Foot Locker stores and [REDACTED] for Champs stores.

***The minimum annual [REDACTED] sales in 2002 shall be [REDACTED] for Foot Locker stores and [REDACTED] for Champs stores.

                            APPAREL/ACCESSORIES FEES*
         --------------------------------------------------------
            ITEM                                       FEE AMOUNT
         ----------                                    ----------
         [REDACTED]                                    [REDACTED]
         [REDACTED]                                    [REDACTED]
         [REDACTED]                                    [REDACTED]

*The audited [REDACTED] Fee shall be paid by Foot Locker Retail Inc. to Converse Inc. quarterly upon Foot Locker Retail Inc.'s sale of [REDACTED]. [REDACTED]